                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 27, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               -------------------


                                  iBASIS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                    000-27127                04-3332534
----------------------------  -----------------------  -------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)



                 20 SECOND AVE., BURLINGTON, MASSACHUSETTS 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 505-7500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

ITEM 2.  ACQUISITION OF ASSETS.

         On February 27, 2001 iBasis completed the acquisition of all of the outstanding capital stock of PriceInteractive, Inc., pursuant to an Agreement and Plan of Merger and Reorganization dated December 12, 2000. Under the terms of the merger agreement, approved by iBasis shareholders at a special meeting on February 27, 2001, PriceInteractive shareholders and optionholders received a combination of approximately 10.23 million shares of iBasis common stock and approximately $46.0 million in cash in exchange for all outstanding common and preferred shares of PriceInteractive and "vested" options to acquire PriceInteractive common stock. In addition, iBasis has assumed all unvested options to purchase PriceInteractive common stock outstanding at the closing, which converted into options to purchase approximately 1.1 million shares of iBasis common stock and a proportional amount of cash consideration. In the event all former PriceInteractive unvested options become exercisable and are exercised, iBasis will issue up to $4.2 million in additional cash upon the exercise thereof. iBasis has used cash on hand to fund the cash portion of the consideration issued in the merger.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBIT
NUMBER            DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization by and among iBasis, Inc., PriceInteractive, Inc. and Penguin Acquisition Corp., dated as of December 12, 2000 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-3
         (File No. 333-53756)).

99.1 Audited Financial Statements of PriceInteractive, Inc. and Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed February 26, 2001).

99.2     Press Release Dated February 28, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 14, 2001            iBASIS, INC.



                             By: /s/ Michael J. Hughes
                                 -----------------------------
                                 Michael J. Hughes
                                 Vice President, Finance and
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX




Exhibit No.             Description
-----------             -----------

2.1 Agreement and Plan of Merger and Reorganization by and among iBasis, Inc., PriceInteractive, Inc. and Penguin Acquisition Corp., dated as of December 12, 2000 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-53756)).

99.1 Audited Financial Statements of PriceInteractive, Inc. and Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed February 26, 2001).

99.2             Press Release Dated February 28, 2001.